SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: March 7, 2005


                          ActiveCore Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                      000-30397                 65-6998896
           ------                      ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)

                        156 Front Street West, Suite 210
                            Toronto, Ontario, M5J 2L6
                    (Address of principal executive offices)

                                 (416)-252-6200
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Section 8 - Other Events

ITEM 8.01

On February 24, 2005 the company issued a press release indicating that it had completed its acquisition of Disclosureplus Ltd. Copies of the press release and the share purchase agreement have been attached to this filing. Note that shares to be issued are indicated on a pre reverse split basis.

ITEM 7.  EXHIBITS

ITEM 9.01


Exhibit Number    Description
--------------    --------------------------------------------------------------

10.1              Copy of Press Release

10.2 Copy of share purchase agreement between Gordon Sutton, Dean Peloso and Activecore Technologies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 7, 2005                          ActiveCore Technologies, Inc.


                                                By: /s/ Peter J. Hamilton
                                                ---------------------------
                                                Name: Peter J. Hamilton
                                                Its:  President and CEO


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